SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 20, 2006
H&E EQUIPMENT SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction	000-51759	81-0553291 (IRS Employer
of incorporation	(Commission File Number)	Identification No.)
11100 Mead Road, Suite 200, Baton Rouge, Louisiana 70816
(Address of Principal Executive Offices, including Zip Code)
(225) 298-5200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE
EX-99.3: CERTAIN INFORMATION CONTAINED IN PRELIMINARY OFFERING CIRCULAR
EX-99.4: PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition.
     On July 20, 2006, H&E Equipment Services, Inc. (the “Company”) issued a press release announcing its selected preliminary financial results for the quarter ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On July 19, 2006, the Company issued a press release announcing the extension of its and its wholly-owned subsidiary's, H&E Finance Corp.’s, previously announced tender offer and consent solicitation with respect to their 11 1/8% Senior Secured Notes due 2012 and their 12 1/2% Senior Subordinated Notes due 2013. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     Set forth in Exhibit 99.3 to this Current Report is certain information contained in the preliminary offering circular dated July 20, 2006 (the “Preliminary Offering Circular”) relating to the proposed offering of the notes described in Item 8.01 to this Current Report on Form 8-K, which is incorporated herein by reference.
     The information in Items 2.02 and 7.01 is furnished pursuant to this Current Report on Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act, if such subsequent filing specifically references such items in this Current Report on Form 8-K.
     This disclosure is for informational purposes only and shall not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of the notes or related guarantees in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or an exemption therefrom.
Item 8.01. Other Events.
     On July 20, 2006, the Company issued a press release announcing that it plans to offer $250 million aggregate principal amount of senior unsecured notes due 2016 in a private offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The offering of the notes, which is subject to market and other conditions, would be made within the United States only to qualified institutional buyers, and outside the United States to non-U.S. investors (as defined for purposes of Regulation S). The notes would be fully and unconditionally guaranteed by the Company’s existing and certain of its future subsidiaries. The press release announcing the proposed offering is being issued pursuant to and in accordance with Rule 135c under the Securities Act and a copy of this press release is attached hereto as Exhibit 99.4 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release by H&E Equipment Services, Inc., dated July 20, 2006, announcing selected preliminary financial results for its second quarter 2006.
99.2	Press Release by H&E Equipment Services, Inc., dated July 19, 2006, announcing the extension of the tender offer and consent solicitation by H&E Equipment Services, Inc. and H&E Finance Corp. with respect to their 11 1/8% senior secured notes due 2012 and 12 1/2% senior subordinated notes due 2013.
99.3	Certain information contained in the Preliminary Offering Circular.
99.4	Press Release by H&E Equipment Services, Inc., dated July 20, 2006, announcing the offering of $250 million of senior unsecured notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&E EQUIPMENT SERVICES, INC.
Date: July 20, 2006	/s/ LESLIE S. MAGEE
By: Leslie S. Magee
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release by H&E Equipment Services, Inc., dated July 20, 2006, announcing selected preliminary financial results for its second quarter 2006.
99.2	Press release by H&E Equipment Services, Inc., dated July 19, 2006, announcing the extension of the tender offer and consent solicitation by H&E Equipment Services, Inc. and H&E Finance Corp., with respect to their 11 1/8% senior secured notes due 2012 and 12 1/2% senior subordinated notes due 2013.
99.3	Certain information contained in the Preliminary Offering Circular.
99.4	Press Release by H&E Equipment Services, Inc., dated July 20, 2006, announcing the offering of $250 million of senior unsecured notes.